Exhibit 10.22

FOURTH LEASE AMENDMENT

THIS FOURTH LEASE AMENDMENT (the “Amendment”) is executed this 28th day of June, 2010, by and between DUKE REALTY LIMITED PARTNERSHIP, an Indiana limited partnership d/b/a Duke Realty of Indiana Limited Partnership (“Landlord”), and INTERFACE SECURITY SYSTEMS, L.L.C., a Louisiana limited liability company (“Tenant”).

W I T N E S S E T H:

WHEREAS, Landlord and Tenant entered into a certain lease dated December 20, 2001, as amended March 18, 2002, March 26, 2009 and April 21, 2010 (collectively, the “Lease”), whereby Tenant leased from Landlord certain premises consisting of approximately 22,920 square feet of space (the “Leased Premises”) in a building commonly known as Corporate Center I, located at 3773 Corporate Center Drive, St. Louis, Missouri 63045; and

WHEREAS, Landlord and Tenant desire to extend the Lease Term; and

WHEREAS, Landlord and Tenant desire to amend certain provisions of the Lease to reflect such extension, changes and additions to the Lease.

NOW, THEREFORE, in consideration of the foregoing premises, the mutual covenants herein contained and each act performed hereunder by the parties, Landlord and Tenant hereby agree that the Lease is amended as follows:

1.                                      Incorporation of Recitals.  The above recitals are hereby incorporated into this Amendment as if fully set forth herein.

2.                                      Extension of Lease Term.  The Lease Term is hereby extended through July 31, 2010.

3.                                      Amendment of Section 1.01.  Basic Lease Provisions and Definitions.  Commencing on July 1, 2010, Section 1.01 of the Lease is hereby amended by deleting subsections D, E, H and L and substituting the following in lieu thereof:

“D.                              Minimum Annual Rent:

July 1, 2010 – July 31, 2010	$26,740.00 (1 month);

E.                                     Monthly Rental Installments:

July 1, 2010 – July 31, 2010	$26,740.00 per month;

H.                                   Term:  Through July 31, 2010;

L.                                     Broker:  Summit Realty Group LLC, d/b/a Gateway Commercial, representing Tenant;”

4.                                      Broker.  Tenant represents and warrants that, except for Duke Realty Services, LLC representing Landlord, and Summit Realty Group LLC, d/b/a Gateway Commercial,

representing Tenant, no other real estate broker or brokers were involved in the negotiation and execution of this Amendment.  Tenant shall indemnify Landlord and hold it harmless from any and all liability for the breach of any such representation and warranty on its part and shall pay any compensation to any other broker or person who may be deemed or held to be entitled thereto.

5.                                      Representations and Warranties.

(a)                                 Tenant hereby represents and warrants that (i) Tenant is duly organized, validly existing and in good standing (if applicable) in accordance with the laws of the State under which it was organized; (ii) Tenant is authorized to do business in the State where the Building is located; and (iii) the individual(s) executing and delivering this Amendment on behalf of Tenant has been properly authorized to do so, and such execution and delivery shall bind Tenant to its terms.

(b)                                 Landlord hereby represents and warrants that (i) Landlord is duly organized, validly existing and in good standing (if applicable) in accordance with the laws of the State under which it was organized; (ii) Landlord is authorized to do business in the State where the Building is located; and (iii) the individual(s) executing and delivering this Amendment on behalf of Landlord has been properly authorized to do so, and such execution and delivery shall bind Landlord to its terms.

6.                                      Examination of Amendment.  Submission of this instrument for examination or signature to Tenant does not constitute a reservation or option, and it is not effective until execution by and delivery to both Landlord and Tenant.

7.                                      Definitions.  Except as otherwise provided herein, the capitalized terms used in this Amendment shall have the definitions set forth in the Lease.

8.                                      Incorporation.  This Amendment shall be incorporated into and made a part of the Lease, and all provisions of the Lease not expressly modified or amended hereby shall remain in full force and effect.

(SIGNATURES CONTAINED ON THE FOLLOWING PAGES)

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed on the day and year first written above.

LANDLORD:

DUKE REALTY LIMITED PARTNERSHIP,
an Indiana limited partnership, d/b/a Duke Realty of Indiana Limited Partnership

By:	Duke Realty Corporation,
its general partner

	By:	/s/ Thomas R. Martin
Thomas R. Martin
Senior Vice President
St. Louis Group

TENANT:

INTERFACE SECURITY SYSTEMS, L.L.C., a
Louisiana limited liability company

	By:	/s/ Michael J. McLeod

	Printed:	Michael J. McLeod

	Title:	President & COO

(SIGNATURES CONTINUED ON THE FOLLOWING PAGE)

STATE OF MISSOURI	)
	)	SS:
COUNTY OF ST. LOUIS	)

Before me, a Notary Public in and for said County and State, personally appeared Michael J. McLeod, by me known and by me known to be the President and Chief Operating Officer of Interface Security Systems, L.L.C., a Louisiana limited liability company, who acknowledged the execution of the foregoing “Fourth Lease Amendment” on behalf of said limited liability company.

WITNESS my hand and Notarial Seal this 28th day of June, 2010.

/s/ Lori A. Huck
Notary Public

Lori A. Huck
Printed Signature

My Commission Expires:  September 12, 2011

My County of Residence:  St. Charles